6



                                    GUARANTY
                                    --------


     THIS GUARANTY is made and entered into at Naples, Florida, to be effective as of the 15th day of April, 2003, by the undersigned, NeoGenomics, inc., a Florida corporation (hereinafter referred to as the "Guarantor"), in favor of Fifth Third Bank, Florida, a Florida banking corporation (hereinafter referred to as "Fifth Third").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, pursuant to the terms hereof and of that certain Loan and Security Agreement by and between MVP 3, LP, a Delaware limited partnership (hereinafter referred to as the "Borrower"), Guarantor, certain other parties, and Bank dated of even date herewith (as the same may be amended, modified, restated, extended and/or replaced from time to time, the "Loan Agreement"), Fifth Third has agreed to lend to Borrower (i) up to the maximum sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (hereinafter referred to as the "Revolving Line of Credit"), as evidenced by that certain Revolving Line of Credit Promissory Note of even date herewith in the amount of Seven Hundred Fifty Thousand Dollars ($750,000.00), as the same may be amended, modified, restated, extended and/or replaced from time to time (hereinafter referred to as the "Line of Credit Note") and (ii) up to the maximum sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (hereinafter referred to as the "Draw Loan"), as evidenced by that certain Draw Note of even date herewith in the amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) in favor of Fifth Third as the same may hereinafter be amended, restated, modified, replaced, and/or extended from time to time (hereinafter referred to as the "Draw Note") (hereinafter the Revolving Line of Credit and the Draw Loan collectively referred to as the "Loans", and the Line of Credit Note and the Draw Note collectively, jointly and severally referred to herein as the "Notes", and any reference herein to Notes shall refer to either or both of Notes, as the case may be).

     WHEREAS, proceeds of the Notes, except for amounts not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in proceeds under the Draw Loan, will be received by Guarantor to be used by Guarantor in connection with its business operations, and Guarantor therefore has a direct interest in the Loans and in the success of Borrower.

     NOW, THEREFORE, for good and valuable consideration received by the Guarantor, the receipt and sufficiency of which are hereby acknowledged, and in order to induce any person or persons who may be and become the holder of the Notes to accept the same, the Guarantor hereby agrees as follows:

1. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees, for the benefit of each and every present and future holder or holders, from time to time, of the Notes (all herein called the "Obligees"), the full and prompt payment to the Obligees at maturity (whether at the stated maturities thereof, or by acceleration or otherwise) of any and all of the indebtedness of the Borrower evidenced by the Notes, together with all other obligations and liabilities of the Borrower to Fifth Third and/or any affiliate of Fifth Third Bancorp, whether now existing or hereafter incurred, as the same or any part thereof may from time to time be amended, extended, restated, replaced, and/or modified (all of which indebtedness, obligations and liabilities being herein called the "Indebtedness"), and the full and prompt performance and observance by the Borrower of all of the warranties, covenants and agreements provided by the Notes and any other instruments made and delivered, now or hereafter, in connection with the Notes or the Indebtedness (all herein called the "Loan Documents"), to be performed and observed by the Borrower (herein called the "Obligations"); and to this end the Guarantor covenants and agrees to take all such actions necessary to enable the Borrower to pay the Indebtedness and to observe and perform each and every Obligation, and to refrain from taking any action which would prevent the Borrower from paying the Indebtedness or observing and performing each and every Obligation. NOTWITHSTANDING THE FOREGOING, GUARANTOR SHALL NOT BE LIABLE FOR PAYMENT OF THAT PORTION OF THE PROCEEDS OF THE DRAW NOTE NOT TO EXCEED TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) WHICH ARE DELIVERED SOLELY TO BORROWER FOR ITS USE AS WORKING CAPITAL AND NOT IN TURN LOANED TO GUARANTOR. GUARANTOR ACKNOWLEDGES THAT ANY PAYMENTS MADE BY OR RECEIVED BY OBLIGEES FROM BORROWER ON THE DRAW NOTE SHALL FIRST BE APPLIED TO REPAY SUCH WORKING CAPITAL FUNDS WHICH ARE NOT LOANED TO GUARANTOR AND SHALL NOT REDUCE THE AMOUNT GUARANTEED BY GUARANTOR HEREUNDER UNTIL ALL SUCH WORKING CAPITAL FUNDS ARE PAID IN FULL.

     The Guarantor acknowledges and confesses that it will be of substantial economic benefit to the Guarantor for the Borrower to issue the Notes and incur the Indebtedness. Guarantor represents and warrants to Fifth Third that it has received value which is reasonably equivalent to its Guaranty hereunder, and that it is not rendered insolvent by delivery of this Guaranty.

     2. This Guaranty shall be a continuing guaranty, shall be binding upon the Guarantor and upon its respective heirs, administrators, successors, legal representatives and assigns, and shall remain in full force and effect, and shall not be discharged, impaired or affected by (a) the existence or continuance of any obligation on the part of the Borrower or any other guarantor on or with respect to the Indebtedness or any Obligation under the Notes, or any other Loan Document; (b) the power or authority (or any lack thereof) of the Borrower to issue the Notes or to execute, acknowledge or deliver the Notes or any other Loan Document; (c) the validity or invalidity of the Notes or any other Loan Document; (d) any defense whatsoever that the Borrower or any other guarantor may or might have to the payment of the Indebtedness or to the performance or observance of any of the Obligations; (e) any limitation or exculpation of liability on the part of the Borrower; (f) the existence or continuance of the Borrower as a legal entity; (g) the transfer of all or any part of Borrower's assets to any other corporation, person or entity; (h) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, change in, increase in, extension, modification or other disposition of any of the Indebtedness, or any of the Obligations, all of which the Obligees are hereby expressly authorized to make from time to time without notice to the Guarantor or to anyone; (i) the acceptance by the Obligees, or any of them, of any security for, or other guarantors upon, all or any part of the Indebtedness or the Obligations; (j) any failure, neglect or omission on the part of the Obligees, or any of them, to realize or protect any of the Indebtedness or any collateral or security therefor, or to exercise any lien upon or right or appropriation of any moneys, credits or property of the Borrower toward the liquidation of the Indebtedness or any application of payments or credits thereon; (k) any right, claim or offset which Guarantor may have against Borrower, or (l) any defense (other than the payment of the Indebtedness and performance of the Obligations, in accordance with their terms) that the Guarantor may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by the Guarantor; it being understood and agreed that this Guaranty, and the undertakings, liabilities and obligations of the Guarantor hereunder, are absolute and unconditional and shall not be affected, discharged, impaired or varied by any act, omission or circumstance whatsoever (whether or not specifically enumerated above) except the due and punctual payment of the Indebtedness and performance of the Obligations, and then only to the extent thereof.

     The Obligees shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness or the Obligations, or any part thereof; and in order to hold the Guarantor liable hereunder, there shall be no obligation on the part of any Obligee, or anyone, at any time, to proceed against the Borrower, its properties or estates, or to proceed against any other guarantor, or to resort to any collateral, security, property, liens or other rights or remedies whatsoever.

     3. The death or dissolution of any guarantor shall not terminate or limit this Guaranty as to any surviving or existing Guarantor, and shall not terminate this Guaranty as to the estate of any deceased Guarantor or the property of any dissolved Guarantor.

     4. The Obligees, or any of them, shall have the right to enforce this Guaranty against any Guarantor for and to the full amount of the Indebtedness, with or without enforcing or attempting to enforce this Guaranty against any other guarantor or any security for the obligation of any of them, and whether or not proceedings or steps are pending or have been taken or have been concluded to enforce or otherwise realize upon the obligation or security of the Borrower or any other guarantor; and the payment of any amount or amounts by Guarantor, pursuant to its obligation hereunder or under any other guaranty instrument, shall not in any way entitle Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness, or any principal or interest payments theretofore, then or thereafter at any time made by the Borrower on the Indebtedness, or made by anyone on behalf of the Borrower, or in and to any security therefor, unless and until the full amount of the Indebtedness has been fully paid.

     5. No release or discharge of any other guarantor or any other person liable for payment of the Indebtedness or granting collateral therefor shall release or discharge Guarantor unless and until all of the Indebtedness shall have been fully paid and discharged and all Obligations shall have been fully performed.

     6. No act of commission or omission of any kind, or at any time, on the part of any Obligee, in respect to any matter whatsoever, shall in any way affect or impair this Guaranty, and time is of the essence hereof.

     7. All diligence in collection or prosecution, and all presentment, demand, protest and/or notice, as to the Guarantor, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Indebtedness or of performance or non-performance of any Obligation, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived by the Guarantor.

     8. Notwithstanding any modification, discharge or extension of the Indebtedness or any amendment, modification, stay or cure of the Obligees' rights under the Notes or other Loan Documents which may occur in any bankruptcy or reorganization case or proceeding affecting the Borrower, whether permanent or temporary, and whether or not assented to by any of the Obligees, the Guarantor hereby agrees that it shall be obligated hereunder to pay the Indebtedness and discharge the other Obligations in accordance with the terms of the Notes and other Loan Documents and the terms of this Guaranty as in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding affecting the Borrower; and, as an example and not by way of limitation, a subsequent modification of the Notes or any of the other Loan Documents in any reorganization case concerning the Borrower or any other guarantor, shall not affect the obligation of the Guarantor to pay the Notes and all other Indebtedness and to perform and observe all Obligations in accordance with the original terms thereof.

     9. Guarantor hereby agrees that if at any time all or any part of any payment theretofore applied by any of the Obligees to any Indebtedness is rescinded or returned by any of the Obligees for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of any party), the Indebtedness shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by any of the Obligees, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Indebtedness, all as though such application by any of the Obligees had not been made.

     10. In addition to all other amounts payable by Guarantor hereunder, the Guarantor hereby agrees to pay to Obligees upon demand any and all costs and expenses, including court costs and reasonable attorneys' fees, to the fullest extent not prohibited by applicable law, which the Obligees or any of them may incur (a) in preparing to enforce, or in enforcing the obligations of the Guarantor hereunder; or (b) in preparing to collect or enforce the Indebtedness and the Obligations or in collecting or enforcing the same, in each case whether or not suit or action is filed.

     11. Guarantor hereby acknowledges that the transactions relating to the Indebtedness, the Obligations, the Loan Documents and this Guaranty were negotiated in the State of Florida and that this Guaranty shall be interpreted under and governed by the law of the State of Florida.

     12. Guarantor hereby unconditionally and irrevocably agrees that Guarantor will not at any time assert against Borrower or any other guarantor (or Borrower's or such guarantor's estate if Borrower or such guarantor becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy law of the United States) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Obligees, including, without limitation, the Indebtedness, and any and all Obligations which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty and waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which Guarantor may have now or at any time against Borrower or any other guarantor (or Borrower's or such guarantor's estate if Borrower or such guarantor becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States). Guarantor further unconditionally and irrevocably agrees that it shall have no right of subrogation, and waives any right to enforce any remedy which Obligees now have or may hereafter have against Borrower or any other guarantor, and any security now or hereafter held by Obligees, and waives any defense based upon an election of remedies by Obligees, which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both.


     13. In addition to and independent of any other obligation or liability under this Guaranty, Guarantor hereby covenants, represents, and warrants to the Obligees as follows:

     (a) Guarantor has an economic interest in the Borrower and an interest in the success of the Borrower;

     (b) Any and all balance sheets, net worth statements and other financial data with respect to Guarantor which have heretofore been given to Obligees by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof, and, since the respective dates thereof, there has been no materially adverse change in the financial condition of Guarantor;

     (c) Guarantor has the financial ability to pay, and will fully pay, satisfy and discharge its obligations and liabilities under the Loan Documents and any documents executed and delivered by Guarantor to Borrower to evidence any payment obligations owed by Guarantor to Borrower;

     (d) The execution, delivery and performance by the Guarantor of this Guaranty does not and will not contravene or conflict with (i) any law, order, rule, regulation, writ, injunction or decree now in effect of any government, governmental instrumentality or court having jurisdiction over the Guarantor, or
(ii) any contractual restriction binding on or affecting the Guarantor or the Guarantor's property or assets;

     (e) This Guaranty creates legal, valid and binding obligations of the Guarantor enforceable against Guarantor in accordance with its terms;

     (f) Guarantor has disclosed all events, conditions and facts known to Guarantor which could have any material adverse effect on the financial condition of the Guarantor. No representation or warranty by Guarantor contained herein, nor any schedule, certificate or other document now or hereafter furnished by Guarantor to Fifth Third in connection with this Guaranty, the Loan Agreement or any other Loan Document, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading;

     (g) Guarantor shall furnish or cause to be furnished to Fifth Third (1) its most current financial statements reflecting the net worth of Guarantor, which statements shall cover a period satisfactory to Fifth Third and shall be certified by Guarantor or otherwise in a manner satisfactory to Fifth Third; (2) monthly, within fifteen (15) days after the end of each calendar month, and annually, within ninety (90) days after the end of Guarantor's fiscal year, statements of income and expense and statements of cash flow and a balance sheet of Guarantor, prepared in accordance with generally accepted accounting principles compiled by an independent certified public accountant and certified as true, complete and correct by Guarantor's chief financial officer, in form reasonably acceptable to Fifth Third and setting forth a comparative analysis for the same period in the previous fiscal year; (3) on or before the 20th day of each calendar month and with each request by Borrower for an Advance (as defined in the Line of Credit Note) under the Revolving Line of Credit, a Borrowing Base Certificate (as defined in the Line of Credit Note) and an aging (based on date of invoice) of its accounts receivable through the end of the prior calendar month or as of the date of such request (whichever is applicable), such report to be in form satisfactory to Fifth Third and certified as true, complete and correct by Guarantor's chief financial officer; (4) copies of all federal tax returns (with all schedules) of it or Parent (as defined in the Loan Agreement) and all reports filed with it or Parent any governmental entity or agency within ten (10) days of filing; and (5) upon the occurrence of any default by Borrower or Guarantor, updated financial statements on a periodic basis together with such other financial information as may from time to time be required by Fifth Third, all in form and detail satisfactory to Fifth Third;

     (h) Guarantor covenants that, beginning with the calendar quarter ending June 30, 2003, and continuing with each calendar quarter thereafter until all Loans are paid in full and there is no credit available to Borrower from Fifth Third, Guarantor's working capital as a percentage of its gross revenues shall not exceed forty percent (40%), calculated as follows: Guarantor's (1) current assets less current liabilities determined pursuant to generally accepted accounting principles ("GAAP") divided by (2) Guarantor's gross revenues for the period being measured, determined pursuant to GAAP. This ratio shall be measured as of the end of each calendar quarter on a rolling four (4) quarter basis and calculation of the same shall be prepared by Guarantor and submitted to Fifth Third upon the earlier of (3) within forty-five (45) days after the end of each calendar quarter except the last and within ninety (90) days after the last calendar quarter or (4) three (3) business days of the filing of any quarterly or annual reports of either Guarantor or Parent with the Securities & Exchange Commission. Fifth Third reserves the right to require compliance with such additional financial covenants as it may deem necessary or prudent upon no less than thirty (30) days prior written notice to Guarantor and Borrower. In the event Guarantor fails to comply with any financial covenant, availability under the Revolving Line of Credit shall be suspended until such time as Guarantor demonstrates it has achieved compliance and has paid a covenant waiver fee in an amount established by Fifth Third for any such waiver; and

(i) The Borrower has and will have no unpaid or unsatisfied loans or advances from, or other obligations to, Guarantor.

Guarantor hereby indemnifies the Obligees and agrees to defend and hold harmless the Obligees from and against: (y) any loss, cost, damage or expense occurring by reason of a breach of the foregoing representations and warranties; and (z) the loss, mitigation, subordination or other consequences adverse to the Obligees by reason of this Guaranty being challenged as a preference or suffering any other subjugation under any bankruptcy or other law, whether state or federal, affecting debtors, creditors and/or the relationship between and among them. Without limiting the generality of the foregoing, any and all debts and obligations of the Borrower to Guarantor whether past, present or future, are hereby waived, satisfied and discharged.

     14. The covenants, representations, and warranties of Guarantor contained herein are in addition to the covenants, representations, and warranties contained in the Loan Agreement.

     15. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment of the Indebtedness or performance of any of the Obligations is or is sought to be rescinded or must otherwise be restored or returned by Fifth Third upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or of or for any substantial part of any property securing the loan, or otherwise, all as though such payments or performance had not been made. This Guaranty shall not be affected in any way by the transfer or other disposition of any property granted as collateral for the repayment of the Indebtedness, whether by deed, operation of law or otherwise.

     16. No amendment or waiver of any provision of this Guaranty nor consent to any departure therefrom by the Guarantor shall in any event be effective unless the same shall be in writing and signed by Fifth Third, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     17.     WAIVER OF RIGHT TO TRIAL BY JURY.  GUARANTOR HEREBY UNCONDITIONALLY
             --------------------------------
AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTES, THE GUARANTY, AND/OR THE LOAN DOCUMENTS, AND ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED HERETO.

     18. All notices and other communications provided for hereunder shall be in writing and mailed or delivered to the addresses indicated below; or as to each party at such other address as shall be designated by such party in a written notice to the other parties, and all such notices and other communications shall, when mailed, be effective when deposited in the mails addressed as follows:

     (a)     If  to  Guarantor:    NeoGenomics,  Inc.
                                   1726  Medical  Boulevard,  Suite  101
                                   Naples,  Florida  34110
                                   Attn:  Michael  T.  Dent,  M.D.,  President


     (b)     If  to  Fifth  Third: Fifth  Third  Bank,  Florida
                                  999  Vanderbilt  Beach  Road
                                  P.O.  Box  413021
                                  Naples,  Florida  34103
                                  Attn:  Scott  D.  Koenig,  Vice  President

     19. Any Obligee may, without any notice whatsoever to anyone, sell, assign or transfer or grant participations in all or any part of the Indebtedness, and in any and every such event, each and every immediate and successive assignee, transferee, holder of or participant in all or any part of the Indebtedness shall have the right to enforce this Guaranty by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits.

     20. This Guaranty, and each and every part hereof, shall be binding upon the Guarantor and upon the heirs, executors, administrators, legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of each and every future holder of the Notes or any interest in the Indebtedness.

     21. The delivery of the Notes for value to any person shall, without more, constitute conclusive evidence of the acceptance hereof, and of the reliance hereon by each and every from time to time holder of the Notes or any interest in the Indebtedness.

     22. As used herein, the masculine gender shall include the feminine and neuter genders, and the singular case shall include the plural and the plural the singular, wherever the same may be applicable.

     IN WITNESS WHEREOF, the Guarantor has signed this Guaranty as of the date first above written.



Employee  Identification  No.:
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NEOGENOMICS,  INC.,  a  Florida  corporation




By:  ___________________________________
     Michael  T.  Dent,  M.D.,  President